Exhibit 99.7

                     United Life & Annuity Insurance Company
                         Balance Sheet - Statutory Basis
--------------------------------------------------------------------------------

                                                                                   September 30,
                                                                                       2003
                                                                                  --------------
                                                                                  (In Thousands)


Admitted assets
Cash and invested assets:
  Bonds                                                                           $     595,547
  Common stocks                                                                               2
  Subsidiaries                                                                               25
  Mortgage loans                                                                         38,032
  Policy loans                                                                              930
  Other invested assets                                                                  20,530
  Cash and short-term investments                                                         1,944
                                                                                  --------------
Total cash and invested assets                                                          657,010
Deferred and uncollected premiums                                                           (27)
Accrued investment income                                                                 7,021
Reinsurance balances recoverable                                                             53
Federal income tax recoverable                                                            1,709
Net deferred tax asset                                                                    2,805
Separate account assets                                                                  60,745
Other assets                                                                                 90
                                                                                  --------------
Total admitted assets                                                             $     729,406
                                                                                  ==============

Liabilities and capital and surplus
Liabilities:
  Policy and contract liabilities:
    Life and annuity reserves                                                           556,238
    Deposit type contracts                                                               13,959
                                                                                  --------------
  Total policy and contract liabilities                                                 570,197

  Accounts payable and accrued expenses                                                   1,434
  Indebtedness to related parties                                                         1,219
  Interest maintenance reserve                                                            5,262
  Asset valuation reserve                                                                 5,018
  Other liabilities                                                                      11,344
  Separate account liabilities                                                           60,745
                                                                                  --------------
Total liabilities                                                                       655,219

Capital and surplus:
  Common stock                                                                            8,401
  Additional paid-in capital                                                             41,241
  Unassigned surplus                                                                     24,545
                                                                                  --------------
Total capital and surplus                                                                74,187
                                                                                  --------------
Total liabilities and capital and surplus                                         $     729,406
                                                                                  ==============

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

                     United Life & Annuity Insurance Company
                   Statements of Operations - Statutory Basis
--------------------------------------------------------------------------------

                                                                                  Nine months ended September 30,
                                                                                       2003            2002
                                                                                  --------------  --------------
                                                                                          (In Thousands)


Premiums and other revenues:
  Life, annuity, and accident and health premiums                                 $       1,469   $       1,027
  Policy proceeds and dividends left on deposit                                             462             179
  Net investment income                                                                  26,962          33,648
  Amortization of interest maintenance reserve                                            1,498             990
  Commissions, expense allowances and reserve adjustments
    on reinsurance ceded                                                                    286             374
  Other income                                                                              887           2,064
                                                                                  --------------  --------------
Total premiums and other revenues                                                        31,564          38,282

Benefits paid or provided:
  Annuity benefits                                                                       15,542          16,562
  Surrender benefits                                                                     49,821          82,125
  Interest on policy or contract funds                                                       55             497
  Other benefits                                                                            (25)              -
  Life contract withdrawals                                                                 877             887
Change in life, annuity, and accident and health reserves                               (30,518)        (57,279)
Net transfers to separate accounts                                                      (10,229)        (13,329)
                                                                                  --------------  --------------
Total benefits paid or provided                                                          25,523          29,463

Insurance expenses:
  Commissions                                                                               426             443
  General expenses                                                                        1,940           1,556
  Insurance taxes, licenses and fees, excluding federal
    income taxes                                                                            337              43
                                                                                  --------------  --------------
Total insurance expenses                                                                  2,703           2,042
                                                                                  --------------  --------------
Gain (loss) from operations before federal income
  taxes and net realized capital losses                                                   3,338           6,777

Federal income taxes                                                                     (1,298)         (1,873)
                                                                                  --------------  --------------
Gain from operations before net realized capital losses                                   4,636           8,650

Net realized capital gains or (losses), net of income
  taxes 2003 - $0; 2002 - $1,992 and excluding net transfers
  to the interest maintenance reserve 2003 - $0; 2002 - $3,003                            2,862          (6,482)
                                                                                  --------------  --------------
Net income (loss)                                                                 $       7,498   $       2,168
                                                                                  ==============  ==============

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

                     United Life & Annuity Insurance Company
         Statements of Changes in Capital and Surplus - Statutory Basis
--------------------------------------------------------------------------------

                                                                                  Nine months ended September 30,
                                                                                       2003            2002
                                                                                  --------------  --------------
                                                                                          (In Thousands)


Common stock:
  Balance at beginning and end of year                                            $       8,401   $       8,401

Additional paid-in capital:
  Balance at beginning and end of year                                                   41,241          41,241

Unassigned surplus:
  Balance at beginning and end of year                                                   33,210          17,800
  Net income                                                                              7,498           2,168
  Change in net unrealized capital gains or losses                                           78          (2,178)
  Change in nonadmitted assets                                                            1,030          (9,847)
  Change in asset valuation reserve                                                        (921)          4,529
  Change in net deferred income tax                                                      (3,680)         12,811
  Dividends to stockholders                                                             (12,400)              -
  Other adjustments                                                                        (270)           (356)
                                                                                  --------------  --------------
  Balance at end of year                                                                 24,545          24,927

Total capital and surplus                                                         $      74,187   $      74,569
                                                                                  ==============  ==============

                     United Life & Annuity Insurance Company
                   Statements of Cash Flows - Statutory Basis
--------------------------------------------------------------------------------

                                                                                  Nine months ended September 30,
                                                                                       2003            2002
                                                                                  --------------  --------------
                                                                                          (In Thousands)


Operations
Premiums, policy proceeds, and other considerations
   received, net of reinsurance paid                                              $       1,469   $       1,198
Net investment income received                                                           28,981          36,526
Commission and expense allowances received on reinsurance ceded                          (2,802)            374
Benefits paid                                                                           (67,204)        (84,529)
Net transfers to separate accounts                                                        9,675          15,206
Insurance expenses paid                                                                       -          (2,164)
Federal income taxes (paid) received                                                        995           4,590
Net other (expenses) revenues                                                             1,594           2,158
                                                                                  --------------  --------------
Net cash used in operations                                                             (27,292)        (26,641)

Investments
Proceeds from sales, maturities, or repayments of investments:
  Bonds                                                                                 816,936         433,061
  Mortgage loans                                                                          1,277           1,789
  Real estate                                                                                 -              54
  Other invested assets                                                                      64              81
  Net gain or (losses) on cash and short-term investments                                     -            (264)
  Miscellaneous proceeds                                                                 14,659          (4,722)
  Net tax on capital gains                                                                    -          (1,992)
                                                                                  --------------  --------------
Net proceeds from sales, maturities, or repayments of investments                       832,936         428,007

Cost of investments acquired:
  Bonds                                                                                 794,630         388,217
  Mortgage loans                                                                          4,480           7,106
  Other invested assets                                                                       -              99
  Miscellaneous applications                                                              6,582               -
                                                                                  --------------  --------------
Total cost of investments acquired                                                      805,692         395,422

Net increase (decrease)  in policy loans                                                     (6)            (68)
                                                                                  --------------  --------------
Net cash used in investment activities                                                   27,238          32,653

Financing and miscellaneous activities
Cash provided (used):
  Net deposits on deposit-type contract funds                                              (967)              -
  Dividends to stockholders                                                             (12,400)              -
  Other sources                                                                             624         (19,537)
                                                                                  --------------  --------------
Net cash used in financing and miscellaneous activities                                 (12,743)        (19,537)

Net change in cash and short-term investments                                           (12,797)        (13,525)
Cash and short-term investments:
  Beginning of year                                                                      14,741          18,299
                                                                                  --------------  --------------
   End of year                                                                    $       1,944   $       4,774
                                                                                  ==============  ==============

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